SECOND AMENDMENT TO LEASE AGREEMENT

This SECOND AMENDMENT TO LEASE AGREEMENT ("Second Amendment") dated the 27th day of August, 2024 ("Effective Date"), is made by and between Trapp Road Limited Liability Company, a Minnesota limited liability company, ("Landlord"), and Dynatronics Corporation, a Utah corporation ("Tenant"). Landlord and Tenant may hereinafter collectively be referred to as the "Parties" or individually as a "Party."

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated October 2, 2017, as amended by that First Amendment to Lease Agreement dated April 10, 2024 (collectively, the "Lease") for office, warehouse and light manufacturing space located at 1200 Trapp Road in the City of Eagan, Minnesota (the "Premises"), all as more particularly described in the Lease; and

WHEREAS, the Parties desire to amend the Lease pursuant to the terms of this Second Amendment and set forth their respective rights and obligations regarding the desired amendment to the Lease in this instrument.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used but not defined herein, have the meanings ascribed to them in the Lease.

2. Term and Base Rent. Article 2.1 and Article 2.2 of the Lease are deleted in their entirety and replaced with the following:

2.1 Term. Tenant shall have one extension to extend the term of the Lease beyond October 1, 2024 until December 31, 2025 ("Third Renewal Term"). Tenant hereby exercises such Third Renewal Term effective as of the date of this Second Amendment. The Initial Term and, if applicable, each Renewal Term shall be referred to herein as the "Term."

Notwithstanding anything in the Lease to the contrary, Tenant does not have any further right to extend the term of the Lease.

2.2 Base Rent. The monthly base rent during the Third Renewal Term of this Lease shall be as follows:

Lease Period	Monthly Base Rent
October 1, 2024 - December 31, 2025	$54,000

3. **No Early Termination.** Landlord and Tenant acknowledge that any right of the Landlord or Tenant to terminate the Lease early upon 90 days written advance notice is hereby deleted and of no further force or effect.

4. **Broker Commissions.** The parties acknowledge that there are no brokerage commissions due and payable in connection with the execution of this Second Amendment. Each party will indemnify and defend the other party against, and hold the other party harmless from any claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing in connection with this Second Amendment on account of the indemnifying party's dealings with any real estate broker or agent.

5. **Contingency.** Landlord and SJ Properties Trapp Road, LLC, a Minnesota limited liability company ("Buyer") have entered into that certain Purchase Agreement dated June 11, 2024, as amended by that certain First Amendment to Purchase Agreement dated July 11, 2024, Second Amendment to Purchase Agreement dated July 29, 2024, Third Amendment to Purchase Agreement dated August 5, 2024, and Fourth Amendment to Purchase Agreement dated August 14, 2024 (collectively, the "Purchase Agreement"). This Second Amendment is contingent upon consent of the Buyer to the terms of this Second Amendment.

6. **Sublease.** Landlord acknowledges that Tenant is subleasing a portion of the Premises to Buyer. Landlord hereby consents to such sublease between Tenant and Buyer. Any further subleasing by Tenant of the Premises shall remain subject to the terms of the Lease.

7. **Full Force and Effect.** Except as modified herein, the original terms of the Lease shall remain in full force and effect.

8. **Governing Law.** This Second Amendment shall be governed by and construed in accordance with the laws of the State in which the Premises is located.

9. **Counterparts.** This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shal l constitute one agreement. The Parties hereto consent and agree that this Second Amendment may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g. via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the Party as signing as a paper copy bearing such Party's handwritten signature. The Parties further consent and agree that (i) to the extent a Party signs this Second Amendment using electronic signature technology, by clicking "SIGN", such Party is signing this Second Amendment electronically, and (ii) the electronic signatures appearing on this Second Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

SIGNATURE PAGE TO
SECOND AMENDMENT TO
LEASE AGREEMENT

LANDLORD:

Trapp Road Limited Liability Company

Signed by:

B 696

Its: Treasurer

TENANT:

Dynatronics Corporation

By:______________________________

Its: ______________________________

CONSENT:

The undersigned hereby consents to the terms of the foregoing Second Amendment.

SJ Properties Trapp Road, LLC

By:______________________________

Its: ______________________________

**SIGNATURE PAGE TO
SECOND AMENDMENT TO
LEASE AGREEMENT**

LANDLORD:

Trapp Road Limited Liability Company

By: ______________________________

Its: ______________________________ __

TENANT:

Dynatronics Corporation

By: Brian Baker

Its: President & CEO

CONSENT:

The undersigned hereby consents to the terms of the foregoing Second Amendment.

SJ Properties Trapp Road, LLC

By: ______________________________ __

Its: ______________________________ __

**SIGNATURE PAGE TO
SECOND AMENDMENT TO
LEASE AGREEMENT**

LANDLORD:

Trapp Road Limited Liability Company

By:______________________________ ___

Its: ....

TENANT:

Dynatronics Corporation

By:__________________________________ __

Its: _________________________________ __

CONSENT:

The undersigned hereby consents to the terms of the foregoing Second Amendment.

SJ Properties Trapp Road, LLC

By: Signed by: [signature] 6B87A84211BC4DE...

Its: President

4893-3218-5565, v. 1